Exhibit 99.2

Notice and Plan for Resolution of Non-Compliance with NYSE Stockholders’ Equity Rule/Going Concern Qualification

CENTENNIAL, Colo., May 5, 2025 -- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU) today announced that it received a Notice of Noncompliance (the “Notice”) from NYSE Regulation indicating that the Company was not in compliance with Section 1003(a)(i) of the NYSE American LLC Company Guide (the “Company Guide”), which requires a company to maintain stockholders’ equity of $2.0 million or more if it has reported losses from continuing operations or net losses in two of its three most recent fiscal years. As disclosed in the Company’s most recent Annual Report on Form 10-K (the “10-K”), it has sustained and continues to experience operating losses and negative cash flows from operating activities and there is no assurance that the Company will be able to raise sufficient capital in the future, all of which contributed to the Company having negative stockholders’ equity, raise substantial doubt about the Company's ability to continue as a going concern, and resulted in the Company’s independent auditor including a going concern qualification in its audit opinion included with the 10-K.

The Notice has no immediate effect on the listing or trading of the Company’s securities and the Company’s common stock will continue to trade on the NYSE American under the symbol “BURU” with the designation of “.BC” to indicate that the Company is not in compliance with the NYSE American’s continued listing standards.

As required by the Company Guide, the Company will submit a detailed plan by May 29, 2025, advising of actions it has taken or will take to regain compliance with the continued listing standards by the compliance deadline of October 29, 2026. If NYSE Regulation determines to accept the plan, the Company will be subject to periodic reviews, including quarterly monitoring for compliance. If the plan is not accepted, or the Company does not make progress under the plan during the plan period, NYSE may commence delisting proceedings. However, the Company is entitled to appeal a staff delisting determination in accordance with the Company Guide.

The Company believes that, upon consummation of certain of the transactions that it has recently announced, it will be able to regain compliance. However, such transactions are subject to regulatory approvals, stockholder approval, and other closing conditions and, as a result, may not be consummated. Even if consummated, such transactions may not achieve the anticipated results or benefits to the Company.

About NUBURU

NUBURU, Inc. was founded in 2015 as a developer and manufacturer of industrial blue laser technology that is transforming the speed and quality of laser-based manufacturing. Under its new management team led by Executive Chairman Alessandro Zamboni, NUBURU is executing a comprehensive growth and diversification strategy, expanding into complementary domains such as defense-tech, security, and operational resilience solutions. NUBURU is leveraging strategic partnerships and acquisitions to accelerate growth in high-value sectors. For more information, visit www.nuburu.net

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "seek," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: : (1) the ability to meet security exchange listing standards; (2) the impact of the previously announced foreclosure, which resulted in the loss of the Company’s patent portfolio; (3) failure to achieve expectations regarding business development and the Company’s announced acquisition strategy; (4) the inability to access sufficient capital to operate or pursue the Company’s strategy; (5) the inability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (6) changes in applicable laws or regulations; (7) adverse impacts of general economic, business, and competitive factors; (8) volatility in the financial system and markets; (9) the inability to consummate recently announced transactions or realize the anticipated benefits from such transactions; and (10) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Contact:

NUBURU, Inc. (NYSE American: BURU)
Investor Relations: ir@nuburu.net

Media Contact: press@nuburu.net
Website: www.nuburu.net